As filed with the Securities and Exchange Commission on August 8, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22428

The Cushing Funds Trust

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

Item 1. Reports to Stockholders.

THE CUSHING® FUNDS
A SWANK CAPITAL FUND FAMILY

SEMI-ANNUAL REPORT

May 31, 2014

MLP Premier Fund

Renaissance Advantage Fund

Royalty Energy Income Fund

www.cushingfunds.com | www.swankcapital.com

The Cushing® MLP Premier Fund

Performance Report

Dear Fellow Shareholders,

The Cushing® MLP Premier Fund (the “Fund”) generated positive returns for shareholders for the six month period ended May 31, 2014. The Fund’s Class I Shares delivered an 11.06% total return, versus a total return of 7.62% for the S&P 500 Index (Total Return). The Fund’s Class A Shares and Class C Shares are subject to additional fees and expenses, which reduced their total return relative to Class I Shares. The broader domestic equity market, as measured by the performance of the S&P 500 Index, as well as master limited partnerships (“MLPs”) specifically, performed well during the period. This followed the “taper-tantrum” which began in mid-2013 and negatively affected equities, particularly interest rate sensitive equity subsectors (such as REITs, utilities, and to a much lesser extent, MLPs). Contrary to many market pundits’ beliefs, the U.S. 10-year Treasury yield declined from a high of approximately 3% in December 2013 to below 2.5% by the end of May 2014. Absent one-time weather-related impacts in the calendar first quarter of 2014, the economy continued to perform reasonably well, supporting equity performance.

Overall fundamentals for MLPs continued to be generally positive, and the current and planned infrastructure build-out remained robust and active. Recent key themes that impacted MLPs during the period included: 1) continuing supply takeaway announcements such as new long-haul Bakken crude pipelines, a significant ethane export terminal project, numerous natural gas pipeline project proposals related to Marcellus/Utica takeaway, government clarification on condensate eligible for export and a change in the process for U.S. Department of Energy approval of planned non-Free Trade Agreement (“FTA”) liquefied natural gas (“LNG”) export projects; 2) mergers and acquisition activity and strategic restructurings, including several “drop-down” transactions and proposals for MLP consolidation; 3) initial public offerings and the ongoing “MLP-ification” trend (assets moving into MLP structures), including an important announcement by an energy “major” to form an MLP; and 4) positive fund flows into MLP-focused investment products.

A number of factors affected the Fund’s performance during the reporting period. In particular, the Fund benefited from overweight positions and favorable stock selection in the Natural Gas Gatherers and Processors, Crude Oil and Refined Products, and General Partners (“GP”) subsectors. Of the top five contributors to Fund performance, four were GPs. Detractors from the Fund’s performance were not material for the period.

While typically lower yielding, GPs are leveraged to the growth of the underlying MLP and can possess considerable option value. Notable developments with the Fund’s GP holdings that made positive contributions include Oneok Inc.’s (NYSE: OKE) transformation into a “pure-play” GP and related increase in dividend growth and positive revaluation, and, similarly, the Williams Companies Inc.’s (NYSE: WMB) recently announced agreement to, among other things, acquire the remaining 50% GP interest in Access Midstream Partners LP (NYSE: ACMP) and transform into a “pure-play” GP. Energy Transfer Equity LP (NYSE: ETE) has benefited from its stated intention to acquire the GP interest of Susser Petroleum Partners LP (NYSE: SUSP) as well as recent company and press reports that Energy Transfer is interested in acquiring Targa Resources Corp. (NYSE: TRGP), another one of the Fund’s holdings. Additionally, ETE has benefited from recent large-scale project announcements related to long-haul crude and natural gas takeaway.

For the Natural Gas Gatherers and Processors subsector, we seek to invest the Fund’s assets in MLPs that have some or all of the following characteristics: a strong management team, good assets with a competitive position in a key market or an emerging basin, predominantly fixed fee contracts and visible growth through organic projects and/or “drop-down” acquisitions. We believe the benefits of these traits more than offset the near-term headwinds from a currently challenging natural gas liquid (“NGL”) pricing environment.

MLPs exposed to the build-out of crude oil infrastructure continued to benefit from the U.S. energy “Renaissance.” U.S. onshore crude oil production was significant for the period, which we believe not only supported continued volume growth for crude oil-levered MLPs, but also provided a wealth of infrastructure investment opportunities in order to satisfy producers’ needs to get their product to market.

Overall, we seek to strike an appropriate balance of investing the Fund’s assets in stable, higher yielding MLPs with lower yielding, high growth MLPs. Additionally, we generally seek to avoid outsized positions in any single name and prefer MLP equities with good trading liquidity.

Solid MLP fundamentals contributed positive performance almost across the board as measured by the subsector averages. However, company/subsector specific issues and heightened investor scrutiny led to increased return dispersions within each subsector, as illustrated by the chart below. We believe this dispersion continues to underscore the importance of stock selection in the current MLP environment.

Last Twelve Months Dispersion of Stock Performance By and Within Subsectors

Notes:

Depicts average, highest and lowest price return of constituents for each subsector for the period from June 1, 2013 through May 31, 2014.

Represents price performance only, does not include effect of distributions.

Source: Bloomberg. Based on universe of all publicly traded MLPs.

Past performance does not guarantee future results.

Industry Overview and Themes

We want to stress that while the midstream industry continues to evolve in a dramatic fashion, what remains the same is that shifting dynamics create both challenges and opportunities for individual MLPs (which we refer to as the “haves” and the “have-nots”).

Energy Infrastructure Development Continues at a Rapid Pace. North American hydrocarbon production has disrupted traditional energy flow patterns and overwhelmed end use demand in many regional markets. The energy sector has responded proactively with large-scale infrastructure projects by midstream operators underpinned by capacity commitments and sales agreements from the upstream and downstream segments. A key example of this coordinated effort is the rapid development of natural gas transportation projects in the Marcellus and Utica shale plays, with nearly every major regional pipeline undertaking expansions and reversals as exploration and production (E&P) companies rush to secure takeaway capacity. Significant open seasons have been announced by Kinder Morgan Energy Partners (NYSE: KMP), Williams Partners LP (NYSE: WPZ), Boardwalk Pipeline Partners LP (NYSE: BWP), Equitable Midstream Partners LP (NYSE: EQM), Spectra Energy Partners LP (NYSE: SEP), Energy Transfer Partners LP (NYSE: ETP) and others.

The industry has also seen regulatory and project developments impacting the export landscape, which will provide a critical outlet valve for domestic production. Most notably, in late May 2014 the U.S. Department of Energy proposed a change to its authorization process for non-FTA LNG exports that would streamline approvals for projects that have completed a critical review by the U.S. Federal Energy Regulatory Commission. In April 2014, Enterprise Products Partners, LP (NYSE: EPD) announced the first large-scale U.S ethane export project, which, according to EPD, is expected to add 240,000 barrels per day (bpd) of natural gas liquids (NGL) export capacity.

On the crude oil front, the U.S. Department of Commerce recently issued a Commodity Classification Decision (CCD) confirming that lease condensate which has gone through a stabilization process is eligible for export. While the initial impact is likely small, this development could potentially help alleviate light oil saturation on the Gulf Coast and provide incremental project and service opportunities for certain midstream operators. In the Bakken shale, the industry may be closer to a large scale crude pipeline with recent open season announcements by ETP and EPD.

M&A and Restructurings Help Fuel Momentum. Several MLPs and their general partners announced sizeable M&A transactions, drop-down acquisitions and corporate restructurings during the first half of the year. Notable transactions include the $1.8 billion offer by ETP for Susser Petroleum Partners, LP (NYSE: SUSP). SUSP operates wholesale and retail fuel distribution businesses. Ultimately, we believe the benefit of this transaction and subsequent drop-downs will accrue to ETP’s parent and general partner, Energy Transfer Equity, LP (NYSE: ETE), which remains a top holding of the Fund.

In the biggest transaction of the year to date, Williams Companies, Inc. (NYSE: WMB) agreed to acquire the remaining 50% interest of Access Midstream Partners, LP’s (NYSE: ACMP) general partner as well a 27% limited partner interest in ACMP for $6 billion. The complete details of the transaction are complex, but upon completion, it will result in WMB dropping its last remaining operating assets into Williams Partners, LP (NYSE: WPZ), thereby becoming a “pure-play” general partnership, as well as accomplishing a reverse merger of WPZ into ACMP. We believe this will ultimately result in WPZ being one of the largest diversified midstream MLPs in the space.

IPOs and the Continued “MLP-ification” of the Energy Sector. Although the year-to-date pace of new MLP IPOs in 2014 has been slower than recent history, the sector saw the largest initial public offering to-date (based on asset size) with Enable Midstream Partners LP (NYSE: ENBL) raising approximately $500 million in April 2014. Energy assets continue to gravitate to the MLP structure as operators seek to maximize shareholder value by carving out portions of their operations and housing them in the tax advantaged MLP structure. For example, in April 2014, Westlake Chemical Corp (NYSE: WLK) announcing the planned offering for a proposed MLP, Westlake Chemical Partners, LP, consisting of ethylene production and pipeline assets, which would be the first of its kind. In addition to, numerous energy companies have filed or discussed the potential for an MLP carve-out including Dominion Resources, Inc. (NYSE: D) and Hess Corporation (NYSE: HES). We will continue to monitor the IPO landscape for strategic opportunities.

Open-end Mutual Fund Flows Provide Further Tailwind. Similar to 2013, asset flows into MLP-focused products provided a positive tailwind to the MLP asset class. According to U.S. Capital Advisors, the calendar year five months ending May 2014 saw record inflows of $5.4 billion into U.S. MLP-focused open-end mutual funds, including an all-time record monthly inflow of $1.4 billion in April. Additionally, asset flows into Exchange Traded Funds (ETFs) and Exchange Traded Notes (ETNs) also continued to be healthy, raising approximately ~$1.9 billion on a cumulative basis for the five months ending May 2014.1 We continue to closely monitor these inflows as we believe this has been a significant contributor to strong performance in the MLP space.

This supply of new capital was matched reasonably well by the demand for capital from MLPs. According to a recent report by Wells Fargo2 MLPs raised $8.5 billion in equity and $20.3 billion in debt year-to-date through May 2014. MLPs are increasingly using at-the-market (ATM) equity distribution programs, which allows companies to efficiently issue equity into the secondary market on an as/when needed basis, minimizing market disruption and partially satisfying capital funding needs. According to the Wells Fargo report, approximately $942 million was raised through ATM programs calendar year-to-date. In short, the capital markets remained healthy and “wide open” for the asset class.

Closing

We strongly believe the U.S. MLP midstream sector is in the early stages of a structural expansion cycle at the center of the U.S. Energy Renaissance, providing the critical link between the rapidly shifting patterns of hydrocarbon production and consumption. We continue to seek to position the Fund to capitalize on the key midstream MLP themes enabling or benefitting from the Renaissance through careful stock selection. We believe there are favorable investment opportunities for the Fund over the balance of the year and that the MLP space will benefit from continued distribution growth, M&A and drop-down transactions and sustained institutional fund flows.

We at Swank Capital, LLC and Cushing® Asset Management, LP truly appreciate your support, and we look forward to continuing to help you achieve your investment goals.

[1]	“USCA MLP Fund Flows May ‘14.” U.S. Capital Advisors, LLC. June 5, 2014.
[2]	Source: “MLP Monthly: May 2014.” Wells Fargo Securities. June 6, 2014.

Sincerely,

Jerry V. Swank	Daniel L. Spears
Chairman and Chief Executive Officer	President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

The Fund does not receive the same tax benefits as a direct investment in an MLP. The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

Cushing Asset Management, LP, the investment adviser to the Cushing Funds, is wholly owned by Swank Capital, LLC.

This report must be preceded or accompanied by a current prospectus.

The Cushing® MLP Premier Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense (which may be significantly higher or lower) or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (12/1/2013)	Ending Account Value (5/31/2014)	Expenses Paid During Period[1] (12/1/2013 to 5/31/2014)	Annualized Expense Ratio[2]
Class A Actual	$1,000.00	$1,109.70	$8.68	1.65%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30	1.65%
Class C Actual	$1,000.00	$1,105.40	$12.60	2.40%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,012.96	$12.04	2.40%
Class I Actual	$1,000.00	$1,110.60	$7.37	1.40%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period).

[2]	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® MLP Premier Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2014

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Preferred Stock
(4)	Common Stock

The Cushing® Renaissance Advantage Fund

Performance Report

Dear Fellow Shareholders,

The Cushing® Renaissance Advantage Fund (the “Fund”) generated positive returns for shareholders in the first half of its fiscal year. The core of the Fund’s investment thesis is the belief that dramatic changes in the domestic crude oil and natural gas landscape, both in terms of production volume growth and prices relative to the rest of the world, are leading to revival and growth in the U.S. energy, industrial and manufacturing sectors — a phenomenon we refer to as the U.S. Energy Renaissance. The Fund’s Class I Shares returned 16.10% in the six months ended May 31, 2014, versus a total return of 7.62% for the S&P 500 Index (Total Return). The Fund’s Class A Shares and Class C Shares are subject to additional fees and expenses, which reduced their total return relative to Class I Shares.

In the first half of the fiscal year, the broader equity markets continued 2013’s upward momentum. The market seemed to be in a “sweet spot” with the broad trends in economic data signaling improvement and the Federal Reserve signaling that interest rates will stay lower for longer.

Indicators for the sectors we monitor were rather volatile in the first half of the fiscal year: the price of natural gas went from $4.00/MMBtu to over $6.00/MMBtu and back to about $4.50/MMBtu in that timeframe due to the so-called “Polar Vortex” winter weather; crude oil prices started at $94/bbl., fell to $92/bbl., and rallied to nearly $103/bbl. at the end of May due largely to escalations in conflicts in Syria and Iraq. Refining margins have generally trended lower with the strength in crude oil and pockets of weakness in refined product prices while petrochemical cracking margins were higher as historically, the price of outputs tends to follow oil and feedstock cost tends to follow natural gas.

Fund Performance

The largest individual contributors to the Fund’s performance for the period were Trinity Industries Inc. (NYSE: TRN), United Rentals Inc. (NYSE: URI), and Westlake Chemical Corp (NYSE: WLK). TRN had strong tank railcar orders, a result of crude-by-rail, and saw strength in long-depressed traditional railcars with increased demand to carry frac sand and plastic pellets. URI benefitted from improving rental rates and the acquisition of National Pump, a specialty pump rental company. WLK benefited from strong petrochemical margins, an acquisition announcement, and the filing of a registration statement with the Securities and Exchange Commission to take public a master limited partnership affiliate. The largest detractors from the Fund’s performance were KBR Inc. (NYSE: KBR), OCI Partners, LP (NYSE: OCIP), and Chart Industries Inc (NASDAQ: GTLS). KBR was down following poor quarterly results that saw project specific delays and a negative margin mixshift. OCIP suffered from rising natural gas prices, falling methanol prices, and small operational hiccups in the first half of 2014 at OCIP’s Beaumont, TX facility. GTLS underperformed because of lower than expected sales of biomedical products and in North America.

The most significant changes in exposures during the first half of the fiscal year were in the transportation and industrial sectors. These sectors constituted the Fund’s largest exposures at the end of the period. Transportation nearly doubled to about a 20% weighting as the Fund added shipping names like GasLog Ltd. (NASDAQ: GLOG), Navigator Holdings Ltd. (NYSE: NVGS), and Kirby Corporation (NYSE: KEX). Exposure to industrial stocks jumped from just under 12% to over 17% as the Fund increased weightings of some core holdings, including United Rentals Inc. (NYSE: URI) and Trinity Industries Inc. (NYSE: TRN).

Beyond these two sectors, the Fund’s largest sector exposures at the end of the period were refiners (11%), utilities and power (10%), and exploration & production (9%).

Outlook

As usual, there was plenty to digest during first half of 2014. Overall market attention in the first six months was focused on slowing growth in China, rapidly escalating tensions related to Russia/Crimea and in the Middle East, the impact of severe winter weather on our domestic economy, and Janet Yellen’s first testimony as Fed Chair.

The Energy Renaissance continues and the Manufacturing Renaissance is now visible We continue to believe the impact of bountiful oil and natural gas supplies is structural and not cyclical. To point out a few high level statistics, according to RBN Energy (referencing, in part, data from the U.S. Energy Information Administration)1, U.S. natural gas production has increased 40% since 2005, natural gas liquids (“NGL”) output from processing plants has increased 40% since 2009 and crude oil production has increased 56% since 2011. Sandy Fielden at RBN Energy LLC1, writes “Make no mistake about it. The U.S. is at the doorstep of that long sought-after goal of energy independence – where the country can produce all the energy that it uses.” We believe this trend will play out over the next many decades, and we are just in the beginning of the resurgence of industrial America. We recently re-visited the Lake Jackson, Texas area to physically monitor the activity being triggered by this first leg of the U.S. Energy Renaissance. What used to be an economy dependent on Dow Chemical’s well-being is now a growing industrial belt strategically located at an export location that will open the Gulf Coast to Asia once the Panama Canal is expanded. We were also encouraged to see companies throughout the U.S. Energy Renaissance value chain (chemicals, industrial, engineering and construction, transportation, oil and gas services, ports and shipping, utilities, etc.) in action at these sites during the visit. In most cases, these are companies that are under-followed by Wall Street and, we believe, under-owned by the buy-side. As an extension of this due diligence trip, we also met with the senior management of a steel manufacturer with a high market share in the Sun Belt. The feedback was the same: projects have progressed from the board rooms to the drawing boards and, in some cases, companies have already broken ground (as an example, CP Chem, a Phillips 66 joint venture with Chevron, recently started their construction of an ethane cracker in Baytown, TX). In addition, there are more projects on the way (e.g. Shintech, the U.S. subsidiary of Tokyo-based Shin-Etsu Chemical recently announced that they have applied for a permit to build a new ethane cracker in Louisiana and U.S. Steel is requesting permits to convert their Fairfield, Alabama plant from a traditional blast furnace to a natural gas powered electric arc furnace). In other words, the real financial and economic impact of these projects is yet to be seen, which adds support to our thesis that we are in the very early innings of what could be a multi decade investment opportunity.

Energy Monetization continues and now the DOE is on board: One of the major themes developing is investment opportunities in the liquefied natural gas (“LNG”) supply chain, particularly on the downstream side. The U.S. Department of Energy (“DOE”) approved two more LNG facilities, each with 2.5/bcfpd capacity, for global export and Chevron was awarded a ~$5bn construction contract for their British Columbia based Kitimat facility in 1Q 2014.2 U.S. LNG export capacity now stands at seven terminals, for a total of 9.3/bcfpd capacity; this compares to the global LNG supply of 32.2/bcfpd in 2013.3 The new approvals are for Cameron LNG in Hackberry, Louisiana and Jordan Cove Energy in Coos Bay, Oregon. The latter is the first West Coast facility in the U.S. to gain approval and is, along with Kitimat, expected to use natural gas from Canadian shales.4 The cost to build the seven DOE-approved facilities in the U.S. plus Kitimat is expected to be approximately $58 billion, and will require additional infrastructure like pipelines and ships that will add to the headline cost.5 Cheniere Energy is the first mover in LNG terminal business and, according to Cheniere, construction on the first U.S. export

[1]	“The Future’s So Bright, I Gotta Wear Shades.” RBN Energy LLC. February 17, 2014.
[2]	“CBI — Quick Alert: Notable Downstream Contract for CBI.” KeyBanc Capital Markets, January 13, 2014
[3]	“Energy Insights: The Coming of American LNG.” RBC Capital Markets, March 26, 2014
[4]	Veresen Inc Press Release, March 24th, 2014
[5]

Chinere Energy Analyst Day Slides, April 7, 2014; “E&C 2Q14 Outlook.” Stifel Nicolaus & Co, April 16, 2014; “CBI — Quick Alert: Notable Downstream Contract for CBI.” KeyBanc Capital Markets, January 13, 2014

facility indicates an on time open in late 2015.6 In April 2014, Cheniere inked their eighth international supply agreement with the Spanish utility company Endesa for 2.25 metric tons of LNG per year over 20 years at a price of LNG at 115% of Henry Hub. This was followed by similar 20 year agreements with Iberdrola and Woodside.7 We do not intend to overload you with all this data, but want you to have a better understanding of our conclusion that the U.S. Energy Renaissance is moving in the right direction and the required investment curve is on the upward trajectory. We have seen the equities linked to the transportation of LNG react positively to these announcements which, we believe, substantiates our thesis that the investment opportunity in the U.S. Energy Renaissance lies more in the midstream and downstream sectors than upstream. Just within this LNG theme, we expect the industrial companies that provide the equipment and services of the build out to benefit once the projects break ground.

Closing

The U.S. energy, industrial, and manufacturing Renaissance is a unique secular growth opportunity, the benefits of which, we believe, are just starting to be felt. In closing, we at Swank Capital, LLC and Cushing® Asset Management truly appreciate your support and we look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank	Daniel L. Spears
Chairman and Chief Executive Officer	President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may have a significant part of its investments in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund’s investments will be concentrated in the energy sector and industrial and manufacturing companies. Thus, the Fund may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. Small and mid-cap companies can have limited liquidity and greater volatility than large-cap companies. Debt securities will typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. MLPs are subject to certain risks inherent in the structure of MLPs, including tax risks, limited ability to elect or remove management or the general partner or managing member, limited voting rights, except with respect to extraordinary transactions, and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

The S&P North American Natural Resources Sector Index measures the performance of U.S. traded natural resources related stocks. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index

This report must be preceded or accompanied by a current prospectus.

[6]	Chinere Energy May 2014 Corporate Presentation
[7]	Chinere Energy Statements, April 7, 2014; May 30, 2014; June 30, 2014

The Cushing® Renaissance Advantage Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

	Beginning Account Value (12/1/2013)	Ending Account Value (5/31/2014)	Expenses Paid During Period[1] (12/1/2013 to 5/31/2014)	Annualized Expense Ratio
Class A Actual	$1,000.00	$1,159.70	$10.77	2.00%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Class C Actual	$1,000.00	$1,155.90	$14.78	2.75%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,011.22	$13.79	2.75%
Class I Actual	$1,000.00	$1,161.00	$9.43	1.75%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80	1.75%

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period).

The Cushing® Renaissance Advantage Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2014

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

(2)	Master Limited Partnerships and Related Companies

(3)	Common Stock

The Cushing® Royalty Energy Income Fund

Performance Report

Dear Fellow Shareholders,

The Cushing® Royalty Energy Income Fund (the “Fund”) generated positive returns for shareholders for the six month period ended May 31, 2014. The Fund’s Class I Shares delivered a 7.63% total return, versus a total return of 7.62% for the S&P 500 Index (Total Return). The Fund’s Class A Shares and Class C Shares are subject to additional fees and expenses, which reduced their total return relative to Class I Shares.

Energy Trust and Upstream MLP Market Review

The broader domestic equity market, as measured by the performance of the S&P 500 Index, performed well during the first half of the Fund’s fiscal year. This followed the “taper-tantrum” which began in mid-2013 and negatively affected equities, particularly interest rate sensitive equity subsectors (such as REITs, utilities, and to a much lesser extent, master limited partnerships (“MLPs”)). Contrary to many market pundits’ beliefs, the U.S. 10-year Treasury yield declined from a high of approximately 3% in December 2013 to below 2.5% by the end of May 2014. Absent one-time weather-related impacts in the calendar first quarter of 2014, the economy continued to perform reasonably well, supporting equity performance. Recent key themes that impacted exploration and production MLPs (“Upstream MLPs”) and U.S. and Canadian royalty trusts and energy companies (“Energy Trusts”) during the period included: production curtailments in certain regions due to severe winter storms, a significant increase in acquisition activity by Upstream MLPs and improving natural gas prices stemming from higher winter heating demand.

A number of key issues affected the Fund’s performance during the reporting period. In particular, the Fund benefited from favorable stock selection and overweight positions in Upstream MLPs and very limited exposure to the Energy Trust subsector. Stock selection in the Variable Distribution MLP subsector also contributed positively to the Fund’s overall performance.

Fund Performance

The stocks that made the strongest positive contributions to the Fund’s performance during the period were BreitBurn Energy Partners, L.P. (NASDAQ: BBEP) and EV Energy Partners, L.P. (NASDAQ: EVEP). BBEP continued its strong operational performance and remains a core holding. EVEP benefited from improving natural gas prices and the announced expansion of midstream assets in which the company has a minority interest. The midstream assets include natural gas gathering systems and natural gas liquids processing plants located in the liquids-rich Utica Shale play of eastern Ohio. The midstream assets are currently coming on line and volumes are beginning to ramp up. Each of these positions remained in the Fund’s portfolio at the end of the reporting period.

Detractors from the Fund’s performance included Eagle Rock Energy Partners, L.P. (NASDAQ: EROC) and Natural Resource Partners, L.P. (NYSE: NRP). EROC underperformed due to an unexpected suspension of its distribution as a result of the delay in completion of the previously announced sale of its midstream assets to a third party. NRP lagged due to an unexpected significant cut to its distribution. The Fund sold its holdings in EROC and NRP.

We continued to look for stocks with attractive valuations and growth opportunities, as well as those with near-term catalysts. During the period, we added a position in Bonterra Energy Corporation (TSX: BNE CN), a Canadian oil and natural gas exploration and production company, as we anticipated favorable results from its improving drilling results, improving well costs, and potentially higher recovery rates from its acreage in the Pembina Cardium field, the largest conventional oilfield in Canada. We sold Variable Distribution MLP Northern Tier Energy LP (NYSE: NTI) and Upstream MLP EROC in favor of other stocks that we believed had greater potential upside and were more attractive on a relative valuation basis.

The Fund remained overweight in the Upstream MLP subsector, as we believed these entities continued to offer superior total return potential relative to the Energy Trust subsector. For example, Linn Energy LLC (NASDAQ: LINE) took an initial step to monetize its Permian Wolfcamp acreage with the announcement of an asset exchange with ExxonMobil Corporation for acreage in the Hugoton natural gas field located in southwest Kansas. Additionally, Legacy Reserves, L.P. (NASDAQ: LGCY) announced a potentially transformational transaction in the Upstream MLP subsector that, we believe, may become the new template for strategic alliances between exploration and production companies and Upstream MLPs. Under this newly created alliance, LGCY purchased escalating working interest in natural gas wells in the Piceance Basin of western Colorado. As part of the consideration for the interest in the wells, LGCY paid the seller in cash and newly created incentive distribution rights (IDRs) that only fully vest if the seller sells additional assets to LGCY over time. The structure benefits both parties as LGCY receives a very steady, predictable production profile and cash flow stream from the assets as well as dramatically improved growth potential from future acquisitions from the seller. The seller benefits from the enhanced valuation it receives for its assets and the potentially higher cash payments from the IDRs. Conversely, we decreased the Fund’s exposure to the Variable Distribution MLP subsector due to concerns of increased valuations and weakening fundamentals.

As of May 31, 2014, the Fund’s assets remained overweight in the Upstream MLP and Canadian energy company subsectors, consistent with our goal to seek an appropriate balance of investing the Fund’s assets in historically more stable, higher yielding Upstream MLPs with lower yielding, higher growth potential Canadian energy companies. As of the same date, the Fund was most significantly underweight in the Variable Distribution MLP and Energy Trust subsectors, reflecting our view on the prospects and relative attractiveness for companies in these subsectors versus other opportunities.

Closing

In summary, the Upstream MLP and Energy Trust subsectors have each continued to grow, mature and evolve. Deal flow and acquisition activity by Upstream MLPs has increased recently, and we expect this trend to continue through the coming year. Additionally, Encana (NYSE: ECA) successfully launched an initial public offering of Prairie Sky Royalty, Ltd. (TSX: PSK CN), which owns fee simple mineral title lands in western Canada. Similar to most Energy Trusts, the company receives royalty revenue from oil and gas production on its acreage which is developed and operated by third party producers. The PSK initial public offering was very successful and has since performed well in the market. Given the success of the PSK IPO, we anticipate other owners of fee simple mineral title lands and/or mineral or royalty interests will likely consider creating similar Energy Trusts to take public in the coming year.

We remain focused on the favorable long-term fundamental attributes of Upstream MLPs and Energy Trusts and the potential for attractive total returns based on current yield and expected distribution growth. The thesis of growth of the Upstream MLP sector through acquisitions of mature, low-decline producing assets continues to look very favorable as the U.S. Energy “Renaissance” continues and E&P companies seek alternatives to fund their shale development opportunities.

We at Swank Capital, LLC and Cushing® Asset Management, LP truly appreciate your support, and we look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank	Daniel L. Spears
Chairman and Chief Executive Officer	President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in U.S. royalty trusts, Canadian royalty trusts, Canadian exploration & production companies and Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in small and mid capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investors’ capital in the form of distribution.

An investment in the Fund has different tax consequences than a direct investment in an MLP, U.S. royalty trust, Canadian royalty trust or Canadian exploration and production company. The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend upon them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

Cushing Asset Management, LP, the investment adviser to the Cushing Funds, is wholly owned by Swank Capital, LLC.

This report must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC was the distributor of the Cushing Funds through July 11, 2014.

The Cushing® Royalty Energy Income Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2013 to May 31, 2014.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense (which may be significantly higher or lower) or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (12/1/2013)	Ending Account Value (5/31/2014)	Expenses Paid During Period[1] (12/1/2013 to 5/31/2014)	Annualized Expense Ratio[2]
Class A Actual	$1,000.00	$1,073.00	$10.34	2.00%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Class C Actual	$1,000.00	$1,070.70	$14.20	2.75%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,011.22	$13.79	2.75%
Class I Actual	$1,000.00	$1,076.30	$9.06	1.75%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80	1.75%

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period).

[2]	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® Royalty Energy Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2014

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Royalty Trusts
(4)	Common Stock

The Cushing® MLP Premier Fund

Schedule of Investments (Unaudited)	May 31, 2014

COMMON STOCK — 16.1%(1)	Shares	Fair Value

General Partnership — 4.4%(1)
United States — 4.4%(1)
Targa Resources Corp.	663,100	$76,229,976

Large Cap Diversified — 11.7%(1)
United States — 11.7%(1)
Kinder Morgan, Inc.	1,491,300	49,794,507
ONEOK, Inc.	1,218,800	78,600,412
Williams Companies, Inc.	1,562,700	73,384,392

		201,779,311

Total Common Stock (Cost $197,478,463)		$278,009,287

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 90.6%(1)
Crude Oil & Refined Products — 13.3%(1)
United States — 13.3%(1)
Blueknight Energy Partners, L.P.	2,161,200	$19,991,100
Genesis Energy, L.P.	1,136,000	64,752,000
Nustar Energy, L.P.	949,500	55,089,990
Sunoco Logistics Partners, L.P.	399,700	36,772,400
Tesoro Logistics, L.P.	741,600	51,689,520

		228,295,010

General Partnerships — 6.5%(1)
United States — 6.5%(1)
Crestwood Equity Partners, L.P.	1,173,039	16,481,198
Energy Transfer Equity, L.P.	1,875,600	95,580,576

		112,061,774

Large Cap Diversified — 26.6%(1)
United States — 26.6%(1)
Enbridge Energy Partners, L.P.	1,532,800	47,516,800
Energy Transfer Partners, L.P.	1,258,312	70,868,132
Enterprise Products Partners, L.P.	940,625	70,377,563
Kinder Morgan Management, LLC(2)	812,531	58,559,141
Magellan Midstream Partners, L.P.	847,615	69,402,716
ONEOK Partners, L.P.	300,600	16,563,060
Plains All American Pipeline, L.P.	922,905	52,116,445
Williams Partners, L.P.	1,373,800	72,962,518

		458,366,375

Natural Gas Gatherers & Processors — 29.3%(1)
United States — 29.3%(1)
Access Midstream Partners, L.P.	1,468,300	92,488,217
Atlas Pipeline Partners, L.P.	1,936,100	63,116,860
Enable Midstream Partners, L.P.(3)	1,169,000	29,692,600
Enlink Midstream Partners, L.P.	2,055,700	62,637,179
DCP Midstream Partners, L.P.	698,000	37,489,580
MarkWest Energy Partners, L.P.	988,400	61,231,380
Regency Energy Partners, L.P.	1,981,230	55,078,194
Targa Resources Partners, L.P.	880,000	59,804,800
Western Gas Partners, L.P.	615,600	44,317,044

		505,855,854

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Schedule of Investments (Unaudited)	May 31, 2014 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value

Propane — 5.4%(1)
United States — 5.4%(1)
NGL Energy Partners, L.P.	1,894,652	$75,786,080
Suburban Propane Partners, L.P.	390,617	18,132,441

		93,918,521

Shipping — 4.8%(1)
Bermuda — 1.8%(1)
Golar LNG Partners, L.P.	655,000	30,490,250
Republic of the Marshall Islands — 3.0%(1)
Capital Product Partners, L.P.	2,515,576	26,966,975
Navios Maritime Partners, L.P.	1,390,000	25,645,500

		83,102,725

Upstream — 4.7%(1)
United States — 4.7%(1)
BreitBurn Energy Partners, L.P.	2,239,500	48,014,880
Linn Energy, LLC	1,137,800	33,053,090

		81,067,970

Total Master Limited Partnerships and Related Companies (Cost $1,121,029,087)		$1,562,668,229

PREFERRED STOCK — 1.1%(1)
Crude Oil & Refined Products — 1.1%(1)
United States — 1.1%(1)
Blueknight Energy Partners, L.P.	1,902,541	$18,454,647

Total Preferred Stock (Cost $15,738,959)		$18,454,647

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 1.9%(1)
United States — 1.9%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.01%(4)	6,650,632	$6,650,632
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(4)	6,650,632	6,650,632
Fidelity Money Market Portfolio — Institutional Class, 0.05%(4)	6,650,632	6,650,632
First American Government Obligations Fund — Class Z, 0.01%(4)	6,650,631	6,650,631
Invesco STIC Prime Portfolio, 0.01%(4)	6,650,631	6,650,631

Total Short-Term Investments (Cost $33,253,158)		$33,253,158

TOTAL INVESTMENTS — 109.7%(1) (COST $1,367,499,667)		$1,892,385,321
Liabilities in Excess of Other Assets — (9.7)%(1)		(167,528,598)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS — 100.0%(1)		$1,724,856,723

(1)	Calculated as a percentage of net assets applicable to common shareholders.

(2)	Security distributions are paid-in-kind.

(3)	No distribution or dividend was made during the period ended May 31, 2014. As such, it is classified as a non-income producing security as of May 31, 2014.

(4)	Rate reported is the current yield as of May 31, 2014.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Schedule of Investments (Unaudited)	May 31, 2014

COMMON STOCK — 87.1%(1)	Shares	Fair Value

Chemicals — 8.7%(1)
United States — 6.4%(1)
CF Industrial Holdings, Inc.	1,700	$413,627
The Dow Chemical Co.	26,000	1,355,120
Eastman Chemical Co.	8,166	720,731
Westlake Chemical Corp.	25,000	2,021,250
Netherlands — 2.3%(1)
LyondellBasell Industries NV	16,392	1,632,152

		6,142,880

Commercial Services & Supplies — 0.5%(1)
United States — 0.5%(1)
Tetra Technologies Inc.(2)	32,500	374,725

Engineering & Construction — 5.8%(1)
Switzerland — 1.1%(1)
Foster Wheeler AG	22,000	744,920
United States — 4.7%(1)
Chart Industries Inc.(2)	6,000	431,340
Cheniere Energy Inc.(2)	18,000	1,225,980
Primoris Services Corporation	15,154	439,011
Quanta SVCS Inc.(2)	36,604	1,242,706

		4,083,957

Exploration & Production — 9.3%(1)
United States — 9.3%(1)
Concho Res, Inc.(2)	4,000	527,200
Cabot Oil & Gas Corporation	15,000	543,600
Devon Energy Corporation	12,000	886,800
EOG Resource Inc.	9,000	952,200
Matador Resources Company(2)	20,000	497,600
Newfield Exploration Company(2)	11,000	401,280
Oasis Pete, Inc.(2)	15,000	742,500
Pioneer Natural Resource Co.	7,000	1,471,120
RSP Permian Inc.(2)	20,000	540,000

		6,562,300

Independent Power Producers — 3.6%(1)
United States — 3.6%(1)
Calpine Corporation(2)	55,000	1,282,600
NRG Energy, Inc.	35,000	1,247,400

		2,530,000

Industrials — 10.7%(1)
United States — 10.7%(1)
Flowserve Corporation	12,000	884,880
Lincoln Electric Holdings, Inc.	9,800	643,762
MRC Global, Inc.(2)	16,000	460,640
Trinity Industrials, Inc.	30,485	2,637,867
United Rentals, Inc.(2)	28,662	2,896,295

		7,523,444

Machinery — 4.4%(1)
United States — 4.4%(1)
ITT Corporation	12,900	563,472
Wabash National Corporation(2)	40,444	553,678
Wabtec Corporation	25,000	1,968,500

		3,085,650

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Schedule of Investments (Unaudited)	May 31, 2014 — (Continued)

COMMON STOCK — (Continued)	Shares	Fair Value

Manufacturing — 2.9%(1)
United States — 2.9%(1)
Dresser-Rand Group Inc.(2)	6,900	$422,280
Greenbrier Cos Inc.(2)	18,300	1,015,650
Manitowoc Inc.	12,000	324,600
Worthington Industries Inc.	7,000	282,100

		2,044,630

Oil and Gas Services — 6.4%(1)
Switzerland — 1.0%(1)
Weatherford International Ltd.(2)	31,500	683,235
United States — 5.4%(1)
Baker Hughes Inc.	12,000	846,240
Forum Energy Technologies Inc.(2)	33,333	1,101,322
Patterson-UTI Energy Inc.	21,500	711,435
U.S. Silica Holdings Inc.	23,000	1,163,110

		4,505,342

Refining — 10.8%(1)
United States — 10.8%(1)
HollyFrontier Corporation	40,000	1,970,000
Marathon Petroleum Corporation	15,000	1,340,850
Phillips 66	21,000	1,780,590
Tesoro Corporation	30,000	1,686,000
Western Refining Inc.	20,000	820,400

		7,597,840

Transportation — 17.7%(1)
Bermuda — 3.4%(1)
Golar LNG LTD	16,500	768,075
Gaslog LTD	69,962	1,633,613
Canada — 1.1%(1)
Canadian Pacific LTD	4,700	787,344
Marshall Islands — 5.3%(1)
Ardmore Shipping Corporation	51,011	709,563
Dorian LPG Limited(2)	33,654	683,513
Navigator Holdings LTD(2)	74,000	1,815,960
Teekay Corporation	9,500	549,575
United States — 7.9%(1)
Allison Transmission Holdings Inc.	20,000	619,400
Genesee & Wyoming Inc.(2)	3,500	340,725
Kirby Corp.(2)	14,000	1,547,700
Quality Distribution Inc.(2)	70,700	1,017,373
SAIA Inc.(2)	15,750	686,385
Swift Transportation Co.(2)	55,000	1,361,800

		12,521,026

Utilities — 6.3%(1)
United States — 6.3%(1)
Dominion Resources, Inc	21,000	1,448,160
DTE Energy Company	18,000	1,370,160
Duke Energy Corporation	15,000	1,066,200
ITC Holdings Corporation	15,000	549,000

		4,433,520

Total Common Stock (Cost $53,219,124)		$61,405,314

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Schedule of Investments (Unaudited)	May 31, 2014 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 8.7%(1)	Shares	Fair Value

Crude Oil & Refined Products — 3.1%(1)
Unitied States — 3.1%(1)
PBF Logistics, L.P.(2)	50,000	$1,337,500
Phillips 66 Partners, L.P.	3,400	205,870
Rose Rock Midstream, L.P.	6,000	260,580
Tesoro Logistics, L.P.	6,000	418,200

		2,222,150

Natural Gas Gatherers & Processors — 0.9%(1)
United States — 0.9%(1)
DCP Midstream Partners, L.P.	7,000	375,970
Regency Energy Partners, L.P.	9,180	255,204

		631,174

Large Cap Divisified — 0.3%(1)
United States — 0.3%(1)
Williams Partners, L.P.	3,400	180,574

Materials — 1.3%(1)
United States — 1.3%(1)
OCI Partners, L.P.	47,400	932,832

Shipping — 3.1%(1)
Marshall Islands — 2.5%(1)
Capital Product Partners, L.P.	52,500	562,800
Gaslog Partners, L.P.(2)	30,372	805,466
Navios Maritime Partners, L.P.	21,000	387,450
United States — 0.6%(1)
Cheniere Energy Partners, L.P.	12,000	410,400

		2,166,116

Total Master Limited Partnerships and Related Companies (Cost $5,346,716)		$6,132,846

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 2.0%(1)
United States — 2.0%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.01%(3)	280,332	$280,332
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(3)	280,332	280,332
Fidelity Money Market Portfolio — Institutional Class, 0.05%(3)	280,332	280,332
First American Government Obligations Fund — Class Z, 0.01%(3)	280,332	280,332
Invesco STIC Prime Portfolio, 0.01%(3)	280,333	280,333

Total Short-Term Investments (Cost $1,401,661)		$1,401,661

TOTAL INVESTMENTS — 97.8%(1) (COST $59,967,501)		$68,939,821
Other Assets in Excess of Liabilities — 2.2%(1)		1,577,182

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS — 100.0%(1)		$70,517,003

(1)	Calculated as a percentage of net assets applicable to common shareholders.

(2)	No distribution or dividend was made during the period ended May 31, 2014. As such, it is classified as a non-income producing security as of May 31, 2014.

(3)	Rate reported is the current yield as of May 31, 2014.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund

Schedule of Investments (Unaudited)	May 31, 2014

COMMON STOCK — 16.7%(1)	Shares	Fair Value

Upstream — 16.7%(1)
Canada — 16.7%(1)
Arc Resources LTD	111,577	$3,215,698
Bonterra Energy Corp.	57,560	3,060,347
Crescent Point Energy Corporation	97,065	3,979,101
Enerplus Corporation	156,767	3,557,043
Freehold Royalties LTD	97,004	2,338,545

		16,150,734

Total Common Stock (Cost $14,330,928)		$16,150,734

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 79.3%(1)
Coal — 0.6%(1)
United States — 0.6%(1)
Natural Resource Partners, L.P.	40,848	$578,816

Crude Oil & Refined Products — 1.6%(1)
United States — 1.6%(1)
Delek Logistics Partners, L.P.	22,034	768,546
Sprague Resources, L.P.	29,845	738,067

		1,506,613

Shipping — 1.2%(1)
Republic of the Marshall Islands — 1.2%(1)
Capital Products Partners, L.P.	108,295	1,160,922

Upstream — 73.9%(1)
United States — 73.9%(1)
Atlas Resource Partners, L.P.	307,996	6,101,401
BreitBurn Energy Partners, L.P.	371,824	7,971,907
Dorchester Minerals, L.P.	120,990	3,421,597
EV Energy Partners, L.P.	214,356	7,916,167
Legacy Reserves, L.P.	289,778	8,519,473
Linn Energy, LLC	209,924	6,098,292
LinnCo, LLC	62,506	1,738,917
LRR Energy, L.P.	109,228	1,879,814
Memorial Production Partners, L.P.	309,364	6,920,473
MID-CON Energy Partners, L.P.	285,017	6,355,879
QR Energy, L.P.	377,255	6,760,410
Vanguard Natural Resources, LLC	249,110	7,652,659

		71,336,989

Variable Distribution — 2.0%(1)
United States — 2.0%(1)
Alon USA Partners, L.P.	44,407	864,604
CVR Refining, L.P.	41,957	1,123,189

		1,987,793

Total Master Limited Partnerships and Related Companies (Cost $69,086,099)		$76,571,133

ROYALTY TRUSTS — 2.9%(1)
Upstream — 2.9%(1)
United States — 2.9%(1)
Hugoton Royalty Trust	72,210	$792,144
Pacific Coast Oil Trust	50,710	674,950
Sabine Royalty Trust	22,673	1,287,373

Total Royalty Trusts (Cost $2,742,359)		$2,754,467

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund

Schedule of Investments (Unaudited)	May 31, 2014 — (Continued)

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 8.6%(1)	Shares	Fair Value

United States — 8.6%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.01%(2)	1,664,147	$1,664,147
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	1,664,147	1,664,147
Fidelity Money Market Portfolio — Institutional Class, 0.05%(2)	1,664,147	1,664,147
First American Government Obligations Fund — Class Z, 0.01%(2)	1,664,147	1,664,147
Invesco STIC Prime Portfolio, 0.01%(2)	1,664,146	1,664,146

Total Short-Term Investments (Cost $8,320,734)		$8,320,734

TOTAL INVESTMENTS — 107.5%(1) (COST $94,480,120)		$103,797,068
Liabilities in Excess of Other Assets — (7.5)%(1)		(7,273,118)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS — 100.0%(1)		$96,523,950

(1)	Calculated as a percentage of net assets applicable to common shareholders.

(2)	Rate reported is the current yield as of May 31, 2014.

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Statements of Assets & Liabilities (Unaudited)

May 31, 2014

	MLP Premier Fund	Renaissance Advantage Fund	Royalty Energy Income Fund
Assets
Investments at fair value*	$1,892,385,321	$68,939,821	$103,797,068
Receivable for Fund shares sold	12,506,694	1,513,476	799,484
Prepaid expenses	165,229	49,019	12,651
Dividends and interest receivable	559	78,582	69,383
Receivable for investments sold	—	501,890	1,517,171
Other receivables	—	—	56,759

Total assets	1,905,057,803	71,082,788	106,252,516

Liabilities
Deferred tax liability	173,318,088	—	3,184,091
Payable for investments purchased	—	204,140	6,198,833
Accrued expenses and other liabilities	2,762,542	98,586	221,657
Payable to Adviser	1,701,247	75,825	91,088
Payable for Fund shares redeemed	2,419,203	187,234	30,889
Payable to Trustees	—	—	2,008

Total liabilities	180,201,080	565,785	9,728,566

Net assets applicable to common shareholders	$1,724,856,723	$70,517,003	$96,523,950

Net Assets Applicable to Common Shareholders Consisting of
Additional paid-in capital	$1,415,901,237	$61,599,589	$90,989,315
Undistributed net investment income (loss), net of income taxes	(2,168,152)	(115,417)	52,212
Accumulated realized gain (loss), net of income taxes	4,657,150	60,511	(39,611)
Net unrealized appreciation on investments, net of income taxes	306,466,488	8,972,320	5,522,034

Net assets applicable to common shareholders	$1,724,856,723	$70,517,003	$96,523,950

* Cost of investments	$1,367,499,667	$59,967,501	$94,480,120

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Statements of Assets & Liabilities (Unaudited) — (Continued)

May 31, 2014

	MLP Premier Fund	Renaissance Advantage Fund	Royalty Energy Income Fund
Class A (Unlimited shares authorized)
Net assets	$604,264,146	$15,123,230	$74,495,970
Shares issued and outstanding	26,285,135	582,470	3,968,850
Net asset value, redemption price and minimum offering price per share	$22.99	$25.96	$18.77
Maximum offering price per share (NAV/0.9425)	$24.39	$27.54	$19.92
Class C (Unlimited shares authorized)
Net assets	$765,184,181	$10,142,825	$18,347,786
Shares issued and outstanding	34,357,004	393,578	992,192
Net asset value, redemption price and minimum offering price per share	$22.27	$25.77	$18.49
Class I (Unlimited shares authorized)
Net assets	$355,408,396	$45,250,948	$3,680,194
Shares issued and outstanding	15,310,059	1,740,140	195,020
Net asset value, redemption price and minimum offering price per share	$23.21	$26.00	$18.87

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Statements of Operations (Unaudited)

	MLP Premier Fund	Renaissance Advantage Fund	Royalty Energy Income Fund
	Period from December 1, 2013 through May 31, 2014	Period from December 1, 2013 through May 31, 2014	Period from December 1, 2013 through May 31, 2014
Investment Income
Distributions received from master limited partnerships and royalty trusts	$34,744,278	$129,642	$2,599,076
Less: return of capital on distributions	(35,995,474)	(120,624)	(2,725,132)

Distribution income from master limited partnerships and royalty trusts	(1,251,196)	9,018	(126,056)
Dividends from common stock, net of foreign taxes withheld*	4,300,778	341,807	508,477
Interest income	8,056	395	667

Total Investment Income	3,057,638	351,220	383,088

Expenses
Advisory fees	8,083,520	289,922	500,462
Administrator fees	496,395	27,305	52,345
Transfer agent fees	349,150	28,854	47,781
Insurance expense	230,776	1,734	6,781
Fund accounting fees	112,922	16,759	34,946
Registration fees	110,055	16,240	30,410
Trustees’ fees	104,123	1,602	8,053
Professional fees	91,247	25,770	44,986
Reports to shareholders	84,145	4,877	10,481
Custodian fees and other expenses	28,204	14,052	13,810
Franchise tax expense	12,673	—	—
12b-1 shareholder servicing fee — Class A	670,579	13,088	73,991
12b-1 shareholder servicing fee — Class C	3,256,661	28,272	60,613

Total Expenses	13,630,450	468,475	884,659
Recovery of previous waivers by Adviser, net/(expenses waived)	584,907	(21,238)	(103,346)

Net Expenses	14,215,357	447,237	781,313

Net Investment Loss, before Income Taxes	(11,157,719)	(96,017)	(398,225)
Deferred tax benefit	23,861,441	—	596,026

Net Investment Income (Loss)	12,703,722	(96,017)	197,801

Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	10,263,897	46,371	1,415,084
Net realized loss on foreign currency and translation of other assets, before income taxes	—	—	(31)
Deferred tax benefit (expense)	5,504,671	—	(486,215)

Net realized gain on investments	15,768,568	46,371	928,838

Net change in unrealized appreciation of investments, before income taxes	246,047,632	7,654,749	7,764,117
Net unrealized depreciation on foreign currency and translation of other assets, before income taxes	—	—	(160,243)
Deferred tax expense	(118,101,022)	—	(3,224,625)

Net change in unrealized appreciation of investments	127,946,610	7,654,749	4,379,249

Net Realized and Unrealized Gain on Investments	143,715,178	7,701,120	5,308,087

Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$156,418,900	$7,605,103	$5,505,888

* Foreign taxes withheld	$—	$664	$44,366

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statements of Changes in Net Assets

	Period From December 1, 2013 through May 31, 2014	Year Ended November 30, 2013
	(Unaudited)
Operations
Net investment income (loss)	$12,703,722	$(8,226,281)
Net realized gain on investments	15,768,568	6,064,272
Net change in unrealized appreciation of investments	127,946,610	143,419,606

Net increase in net assets applicable to common shareholders resulting from operations	156,418,900	141,257,597

Dividends and Distributions to Common Shareholders
Net investment income	(2,297,157)	—
Return of capital	(43,645,976)	(63,834,530)

Total dividends and distributions to common shareholders	(45,943,133)	(63,834,530)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	427,421,287	727,380,349
Distribution reinvestments	37,973,592	42,036,389
Payments for redemptions (net of redemption fees of $15,161 and $152,553, respectively)	(128,365,345)	(220,119,043)

Net increase in net assets applicable to common shareholders from capital share transactions	337,029,534	549,297,695

Total increase in net assets applicable to common shareholders	447,505,301	626,720,762
Net Assets
Beginning of period	1,277,351,422	650,630,660

End of period	$1,724,856,723	$1,277,351,422

Accumulated net investment loss at the end of the period, net of income taxes	$(2,168,152)	$(12,574,717)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Statements of Changes in Net Assets

	Period From December 1, 2013 through May 31, 2014	Period from April 2, 2013(1) through November 30, 2013
	(Unaudited)
Operations
Net investment loss	$(96,017)	$(33,911)
Net realized gain on investments	46,371	31,180
Net change in unrealized appreciation of investments	7,654,749	1,317,571

Net increase in net assets applicable to common shareholders resulting from operations	7,605,103	1,314,840

Dividends and Distributions to Common Shareholders
Net investment income	—	—
Net realized gain	—	(9,382)
Return of capital	(550,437)	(116,280)

Total dividends and distributions to common shareholders	(550,437)	(125,662)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	46,228,931	24,879,137
Distribution reinvestments	341,724	34,701
Payments for redemptions (net of redemption fees of $3,746 and $1,073, respectively)	(9,017,622)	(193,712)

Net increase in net assets applicable to common shareholders from capital share transactions	37,553,033	24,720,126

Total increase in net assets applicable to common shareholders	44,607,699	25,909,304
Net Assets
Beginning of period	25,909,304	—

End of period	$70,517,003	$25,909,304

Accumulated net investment loss at the end of the period	$(115,417)	$(19,400)

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund

Statements of Changes in Net Assets

	Period From December 1, 2013 through May 31, 2014	Year Ended November 30, 2013
	(Unaudited)
Operations
Net investment income	$197,801	$17,106
Net realized gain (loss) on investments	928,838	(966,679)
Net change in unrealized appreciation of investments	4,379,249	1,141,568

Net increase in net assets applicable to common shareholders resulting from operations	5,505,888	191,995

Dividends and Distributions to Common Shareholders
Net investment income	(163,197)	—
Return of capital	(3,100,734)	(2,022,742)

Total dividends and distributions to common shareholders	(3,263,931)	(2,022,742)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	37,545,243	64,250,671
Distribution reinvestments	2,674,269	1,563,074
Payments for redemptions (net of redemption fees of $829 and $1,099, respectively)	(6,549,427)	(4,146,870)

Net increase in net assets applicable to common shareholders from capital share transactions	33,670,085	61,666,875

Total increase in net assets applicable to common shareholders	35,912,042	59,836,128
Net Assets
Beginning of period	60,611,908	775,780

End of period	$96,523,950	$60,611,908

Accumulated net investment income at the end of the period, net of income taxes	$52,212	$17,608

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class  A Shares

Financial Highlights

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$21.36		$19.48	$19.92	$20.28	$—
Public offering price	—		—	—	—	20.00
Income from Investment Operations:
Net investment income (loss)(3)	0.22		(0.12)	(0.13)	(0.14)	(0.02)
Net realized and unrealized gain on investments	2.08		3.34	1.02	1.07	0.30

Total increase from investment operations	2.30		3.22	0.89	0.93	0.28

Less Distributions to Common Shareholders:
Net investment income	(0.03)		—	—	—	—
Return of capital	(0.64)		(1.34)	(1.34)	(1.30)	—

Total distributions to common shareholders	(0.67)		(1.34)	(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.00	(4)	0.00 (4)	0.01	0.01	—

Net Asset Value, end of period	$22.99		$21.36	$19.48	$19.92	$20.28

Total Investment Return	10.97	%(5)	16.91%	4.56%	4.55%	1.40	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A Shares

Financial Highlights — (Continued)

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$604,264,146		$487,318,167	$306,054,220	$81,865,313	$696,702
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)(8)(9)	13.73%		9.59%	3.37%	2.32%	5.52%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(13.23)%		(9.10)%	(3.01)%	(2.92)%	(44.02)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(13.31)%		(9.12)%	(2.95)%	(1.95)%	(5.32)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(1.15)%		(1.16)%	(1.29)%	(2.26)%	(40.15)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(1.23)%		(1.18)%	(1.23)%	(1.29)%	(1.45)%
Portfolio turnover rate(10)	6.07	%(5)	27.29%	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2013 to May 31, 2014, the average shares outstanding were 24,503,127 for Class A. For the fiscal year ended November 30, 2013, the average shares outstanding were 19,395,366 for Class A. For the fiscal year ended November 30, 2012, the average shares outstanding were 10,744,614 for Class A. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,591,086 for Class A. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 28,746 for Class A.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the period from December 1, 2013 to May 31, 2014, the Fund accrued $88,734,910 in net deferred tax expense, of which $32,388,934 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred tax expense, of which $31,765,943 was attributable to Class A. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $3,616,649 was attributable to Class A. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $212,282 was attributable to Class A. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $2,596 was attributable to Class A.

(8)

The ratio of expenses including net deferred income tax expense to average net assets before waiver and recoupment was 13.65%, 9.57%, 3.43%, 3.29% and 44.22% for the period from December 1, 2013 to May 31, 2014, fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.57%, 1.63%, 1.71%, 2.62% and 40.35% for the period from December 1, 2013 to May 31, 2014, fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.65%, 1.65%, 1.65%, 1.65%, and 1.65% for the period from December 1, 2013 to May 31, 2014, fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(10)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C Shares

Financial Highlights

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.79		$19.14	$19.73	$20.26	$—
Public offering price	—		—	—	—	20.00
Income from Investment Operations:
Net investment income (loss)(3)	0.13		(0.27)	(0.27)	(0.29)	(0.04)
Net realized and unrealized gain on investments	2.02		3.26	1.02	1.06	0.30

Total increase from investment operations	2.15		2.99	0.75	0.77	0.26

Less Distributions to Common Shareholders:
Net investment income	(0.03)		—	—	—	—
Return of capital	(0.64)		(1.34)	(1.34)	(1.30)	—

Total distributions to common shareholders	(0.67)		(1.34)	(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.00	(4)	0.00 (4)	0.00 (4)	0.00 (4)	—

Net Asset Value, end of period	$22.27		$20.79	$19.14	$19.73	$20.26

Total Investment Return	10.54	%(5)	16.05%	3.82%	3.69%	1.30	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C Shares

Financial Highlights — (Continued)

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$765,184,181		$568,837,441	$252,472,600	$50,320,805	$597,548
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)(8)(9)	14.48%		10.34%	4.12%	3.07%	6.27%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(13.98)%		(9.85)%	(3.76)%	(3.67)%	(44.77)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(14.06)%		(9.87)%	(3.70)%	(2.70)%	(6.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(1.90)%		(1.91)%	(2.04)%	(3.01)%	(40.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(1.98)%		(1.93)%	(1.98)%	(2.04)%	(2.20)%
Portfolio turnover rate(10)	6.07	%(5)	27.29%	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2013 to May 31, 2014, the average shares outstanding were 30,634,383 for Class C. For the fiscal year ended November 30, 2013, the average shares outstanding were 20,654,584 for Class C. For the fiscal year ended November 30, 2012, the average shares outstanding were 7,357,860 for Class C. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,113,805 for Class C. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 17,000 for Class C.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the period from December 1, 2013 to May 31, 2014, the Fund accrued $88,734,910 in net deferred tax expense, of which $39,324,145 is attributable to Class C. For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred tax expense, of which $33,095,235 was attributable to Class C. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $2,431,321 was attributable to Class C. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $147,543 was attributable to Class C. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $1,536 was attributable to Class C.

(8)

The ratio of expenses including net deferred income tax expense to average net assets before waiver and recoupment was 14.40%,10.32%, 4.18%, 4.04% and 44.97% for the period from December 1, 2013 to May 31, 2014, fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 2.32%, 2.38%, 2.46%, 3.37% and 41.10% for the period from December 1, 2013 to May 31, 2014, fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 2.40%, 2.40%, 2.40%, 2.40%, and 2.40% for the period from December 1, 2013 to May 31, 2014, fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(10)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I Shares

Financial Highlights

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$21.54		$19.57	$19.96	$20.28	$—
Public offering price	—		—	—	—	20.00
Income from Investment Operations:
Net investment income (loss)(3)	0.25		(0.07)	(0.08)	(0.09)	(0.02)
Net realized and unrealized gain on investments	2.09		3.36	1.02	1.07	0.30

Total increase from investment operations	2.34		3.29	0.94	0.98	0.28

Less Distributions to Common Shareholders:
Net investment income	(0.03)		—	—	—	—
Return of capital	(0.64)		(1.34)	(1.34)	(1.30)	—

Total distributions to common shareholders	(0.67)		(1.34)	(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.00	(4)	0.02	0.01	0.00 (4)	—

Net Asset Value, end of period	$23.21		$21.54	$19.57	$19.96	$20.28

Total Investment Return	11.06	%(5)	17.37%	4.81%	4.75%	1.40	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I Shares

Financial Highlights — (Continued)

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$355,408,396		$221,195,814	$92,103,840	$27,847,314	$1,532,804
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)(8)(9)	13.48%		9.34%	3.12%	2.07%	5.27%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(12.98)%		(8.85)%	(2.76)%	(2.67)%	(43.77)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(13.06)%		(8.87)%	(2.70)%	(1.70)%	(5.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(0.90)%		(0.91)%	(1.04)%	(2.01)%	(39.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(0.98)%		(0.93)%	(0.98)%	(1.04)%	(1.20)%
Portfolio turnover rate(10)	6.07	%(5)	27.29%	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2013 to May 31, 2014, the average shares outstanding were 12,756,350 for Class I. For the fiscal year ended November 30, 2013, the average shares outstanding were 7,354,295 for Class I. For the fiscal year ended November 30, 2012, the average shares oustanding were 3,178,322 for Class I. For the fiscal year ended November 30, 2011, the average shares outstanding were 689,489 for Class I. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 41,124 for Class I.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the period from December 1, 2013 to May 31, 2014, the Fund accrued $88,734,910 in net deferred tax expense, of which $17,021,831 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred tax expense, of which $12,140,833 was attributable to Class I. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $1,072,968 was attributable to Class I. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $92,540 was attributable to Class I. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $3,732 was attributable to Class I.

(8)

The ratio of expenses including net deferred income tax expense to average net assets before waiver and recoupment was 13.40%, 9.32%, 3.18%, 3.04% and 43.97% for the period from December 1, 2013 to May 31, 2014, fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.32%, 1.38%, 1.46%, 2.37%, and 40.10% for the period from December 1, 2013 to May 31, 2014, fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.40%, 1.40%, 1.40%, 1.40%, and 1.40% for the period from December 1, 2013 to May 31, 2014, fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(10)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund — Class A Shares

Financial Highlights

	Period From December 1, 2013 through May 31, 2014		Period From April 2, 2013(1) through November 30, 2013
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$22.65		$—
Public offering price	—		20.00
Income from Investment Operations:
Net investment loss(3)	(0.06)		(0.12)
Net realized and unrealized gain on investments	3.65		3.09

Total increase from investment operations	3.59		2.97

Less Distributions to Common Shareholders:
Net investment income	—		—
Net realized gain	—		(0.02)
Return of capital	(0.28)		(0.30)

Total distributions to common shareholders	(0.28)		(0.32)

Redemption Fees Retained(3)	—		0.00	(4)

Net Asset Value, end of period	$25.96		$22.65

Total Investment Return	15.97	%(5)	14.92	%(5)

Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$15,123,230		$6,867,069
Ratio of expenses to average net assets after waiver(6)(7)	2.00%		2.00%
Ratio of net investment loss to average net assets before waiver(6)	(0.58)%		(4.48)%
Ratio of net investment loss to average net assets after waiver(6)	(0.49)%		(0.83)%
Portfolio turnover rate(8)	34.70	%(5)	23.44	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2013 to May 31, 2014, the average shares outstanding were 436,238 for Class A. For the period from April 2, 2013 to November 30, 2013, the average shares outstanding were 114,618 for Class A.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)	The ratio of expenses to average net assets before waiver was 2.09% and 5.65% for the period from December 1, 2013 to May 31, 2014 and April 2, 2013 to November 30, 2013, respectively.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund — Class C Shares

Financial Highlights

	Period From December 1, 2013 through May 31, 2014		Period From April 2, 2013(1) through November 30, 2013
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$22.56		$—
Public offering price	—		20.00
Income from Investment Operations:
Net investment loss(3)	(0.15)		(0.23)
Net realized and unrealized gain on investments	3.64		3.11

Total increase from investment operations	3.49		2.88

Less Distributions to Common Shareholders:
Net investment income	—		—
Net realized gain	—		(0.02)
Return of capital	(0.28)		(0.30)

Total distributions to common shareholders	(0.28)		(0.32)

Redemption Fees Retained(3)	0.00	(4)	—

Net Asset Value, end of period	$25.77		$22.56

Total Investment Return	15.59	%(5)	14.47	%(5)

Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$10,142,825		$2,262,957
Ratio of expenses to average net assets after waiver(6)(7)	2.75%		2.75%
Ratio of net investment loss to average net assets before waiver(6)	(1.33)%		(5.23)%
Ratio of net investment loss to average net assets after waiver(6)	(1.24)%		(1.58)%
Portfolio turnover rate(8)	34.70	%(5)	23.44	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2013 to May 31, 2014, the average shares outstanding were 236,159 for Class C. For the period from April 2, 2013 to November 30, 2013, the average shares outstanding were 31,014 for Class C.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)	The ratio of expenses to average net assets before waiver was 2.84% and 6.40% for the period from December 1, 2013 to May 31, 2014 and April 2, 2013 to November 30, 2013, respectively.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund — Class I Shares

Financial Highlights

	Period From December 1, 2013 through May 31, 2014		Period From April 2, 2013(1) through November 30, 2013
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$22.66		$—
Public offering price	—		20.00
Income from Investment Operations:
Net investment loss(3)	(0.03)		(0.08)
Net realized and unrealized gain on investments	3.65		3.06

Total increase from investment operations	3.62		2.98

Less Distributions to Common Shareholders:
Net investment income	—		—
Net realized gain	—		(0.02)
Return of capital	(0.28)		(0.30)

Total distributions to common shareholders	(0.28)		(0.32)

Redemption Fees Retained(3)	0.00	(4)	0.00	(4)

Net Asset Value, end of period	$26.00		$22.66

Total Investment Return	16.10	%(5)	14.97	%(5)

Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$45,250,948		$16,779,278
Ratio of expenses to average net assets after waiver(6)(7)	1.75%		1.75%
Ratio of net investment loss to average net assets before waiver(6)	(0.33)%		(4.23)%
Ratio of net investment loss to average net assets after waiver(6)	(0.24)%		(0.58)%
Portfolio turnover rate(8)	34.70	%(5)	23.44	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2013 to May 31, 2014, the average shares outstanding were 1,256,480 for Class I. For the period from April 2, 2013 to November 30, 2013, the average shares outstanding were 160,846 for Class I.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)	The ratio of expenses to average net assets before waiver was 1.84% and 5.40% for the period from December 1, 2013 to May 31, 2014 and April 2, 2013 to November 30, 2013, respectively.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class A Shares

Financial Highlights

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$18.23		$19.58	$—
Public offering price	—		—	20.00
Income from Investment Operations:
Net investment income(3)	0.06		0.03	0.07
Net realized and unrealized gain on investments	1.28		0.22	0.31

Total increase from investment operations	1.34		0.25	0.38

Less Distributions to Common Shareholders:
Net investment income	(0.04)		—	—
Return of capital	(0.76)		(1.60)	(0.80)

Total distributions to common shareholders	(0.80)		(1.60)	(0.80)

Net Asset Value, end of period	$18.77		$18.23	$19.58

Total Investment Return	7.50	%(4)	1.23%	1.81	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class A Shares

Financial Highlights — (Continued)

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$74,495,970		$50,565,334	$296,861
Ratio of expenses (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)(8)	10.40%		2.29%	1.95%
Ratio of net investment loss (including net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(9.64)%		(1.70)%	(437.12)%
Ratio of net investment income (loss) (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(9.36)%		(0.19)%	0.55%
Ratio of net investment loss (excluding net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(1.24)%		(1.41)%	(437.17)%
Ratio of net investment income (loss) (excluding net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(0.96)%		0.10%	0.50%
Portfolio turnover rate(9)	17.55	%(4)	61.96%	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2013 to May 31, 2014, the average shares outstanding were 3,219,551 for Class A. For the fiscal year ended November 30, 2013, the average shares outstanding were 1,079,818 for Class A. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 3,666 for Class A.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the period from December 1, 2013 to May 31, 2014, the Fund accrued $3,114,814 in net current and deferred tax expense, of which $2,486,764 is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred tax expense, of which $58,510 was attributable to Class A. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $13 was attributable to Class A.

(7)

The ratio of expenses including net current and deferred income tax expense to average net assets before waiver was 10.68%, 3.80% and 439.62% for the period from December 1, 2013 to May 31, 2014, year ended November 30, 2013, and the period from July 2, 2012 to November 30, 2012, respectively.

(8)

The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 2.28%, 3.51% and 439.67% for the period from December 1, 2013 to May 31, 2014, year ended November 30, 2013, and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding net deferred income tax benefit to average net assets after waiver was 2.00%, 2.00% and 2.00% for the period from December 1, 2013 to May 31, 2014, year ended November 30, 2013, and the period from July 2, 2012 to November 30, 2012, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class C Shares

Financial Highlights

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data (2)
Net Asset Value, beginning of period	$18.04		$19.53	$—
Public offering price	—		—	20.00
Income from Investment Operations:
Net investment income (loss)(3)	(0.01)		(0.11)	0.01
Net realized and unrealized gain on investments	1.26		0.22	0.32

Total increase from investment operations	1.25		0.11	0.33

Less Distributions to Common Shareholders:
Net investment income	(0.04)		—	—
Return of capital	(0.76)		(1.60)	(0.80)

Total distributions to common shareholders	(0.80)		(1.60)	(0.80)

Net Asset Value, end of period	$18.49		$18.04	$19.53

Total Investment Return	7.07	%(4)	0.48%	1.56	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class C Shares

Financial Highlights — (Continued)

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$18,347,786		$8,379,450	$401,485
Ratio of expenses (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)(8)	11.15%		3.04%	2.70%
Ratio of net investment loss (including net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(10.39)%		(2.45)%	(437.87)%
Ratio of net investment loss (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(10.11)%		(0.94)%	(0.20)%
Ratio of net investment loss (excluding net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(1.99)%		(2.16)%	(437.92)%
Ratio of net investment loss (excluding net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(1.71)%		(0.65)%	(0.25)%
Portfolio turnover rate(9)	17.55	%(4)	61.96%	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2013 to May 31, 2014, the average shares outstanding were 669,322 for Class C. For the fiscal year ended November 30, 2013, the average shares outstanding were 189,070 for Class C. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 2,782 for Class C.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the period from December 1, 2013 to May 31, 2014, the Fund accrued $3,114,814 in net current and deferred tax expense, of which $509,287 is attributable to Class C. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred tax expense, of which $10,203 was attributable to Class C. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $10 was attributable to Class C.

(7)

The ratio of expenses including net current and deferred income tax expense to average net assets before waiver was 11.43%, 4.55% and 440.37% for the period from December 1, 2013 to May 31, 2014, year ended November 30, 2013, and the period from July 2, 2012 to November 30, 2012, respectively.

(8)

The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 3.03%, 4.26% and 440.42% for the period from December 1, 2013 to May 31, 2014, year ended November 30, 2013, and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding net deferred income tax benefit to average net assets after waiver was 2.75%, 2.75% and 2.75% for the period from December 1, 2013 to May 31, 2014, year ended November 30, 2013, and the period from July 2, 2012 to November 30, 2012, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class I Shares

Financial Highlights

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$18.30		$19.60	$—
Public offering price	—		—	20.00
Income from Investment Operations:
Net investment income(3)	0.06		0.08	0.10
Net realized and unrealized gain on investments	1.31		0.22	0.30

Total increase from investment operations	1.37		0.30	0.40

Less Distributions to Common Shareholders:
Net investment income	(0.04)		—	—
Return of capital	(0.76)		(1.60)	(0.80)

Total distributions to common shareholders	(0.80)		(1.60)	(0.80)

Net Asset Value, end of period	$18.87		$18.30	$19.60

Total Investment Return	7.63	%(4)	1.49%	1.91	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class I Shares

Financial Highlights — (Continued)

	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$3,680,194		$1,667,124	$77,434
Ratio of expenses (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)(8)	10.15%		2.04%	1.70%
Ratio of net investment loss (including net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(9.39)%		(1.45)%	(436.87)%
Ratio of net investment income (loss) (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(9.11)%		0.06%	0.80%
Ratio of net investment loss (excluding net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(0.99)%		(1.16)%	(436.92)%
Ratio of net investment income (loss) (excluding net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(0.71)%		0.35%	0.75%
Portfolio turnover rate(9)	17.55	%(4)	61.96%	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the period from December 1, 2013 to May 31, 2014, the average shares outstanding were 195,020 for Class I. For the fiscal year ended November 30, 2013, the average shares outstanding were 48,075 for Class I. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 2,030 for Class I.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the period from December 1, 2013 to May 31, 2014, the Fund accrued $3,114,814 in net current and deferred tax expense, of which $118,763 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred tax expense, of which $2,635 was attributable to Class I. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $8 was attributable to Class I.

(7)

The ratio of expenses including net current and deferred income tax expense to average net assets before waiver was 10.43%, 3.55% and 439.37% for the period from December 1, 2013 to May 31, 2014, year ended November 30, 2013, and the period from July 2, 2012 to November 30, 2012, respectively.

(8)

The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 2.03%, 3.26% and 439.42% for the period from December 1, 2013 to May 31, 2014, year ended November 30, 2013, and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding net deferred income tax benefit to average net assets after waiver was 1.75%, 1.75% and 1.75% for the period from December 1, 2013 to May 31, 2014, year ended November 30, 2013, and the period from July 2, 2012 to November 30, 2012, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Notes to Financial Statements (Unaudited)

May 31, 2014

1.    Organization

The Cushing® Funds Trust (the “Trust”) (formerly known as “The Cushing® MLP Funds Trust”) was organized on May 27, 2010 as a statutory trust under the laws of the state of Delaware. It is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is managed by Cushing® Asset Management, LP (“the Adviser”). The Trust’s Declaration of Trust permits the Trustees to establish separate series each, a “Fund” (collectively, the “Funds”), each of which may issue separate classes of shares. The Trust currently has three Funds, The Cushing® MLP Premier Fund (“Premier”), The Cushing® Renaissance Advantage Fund (“Renaissance Advantage”), and The Cushing® Royalty Energy Income Fund (“Royalty Energy”).

Premier’s investment objective is to seek to produce current income and capital appreciation. Premier commenced operations on October 20, 2010.

Renaissance Advantage’s investment objective is to seek to high total return with an emphasis on current income. Renaissance Advantage commenced operations on April 2, 2013.

Royalty Energy’s investment objective is to seek to high total return with an emphasis on current income. Royalty Energy commenced operations on July 2, 2012.

Each Fund within the Trust offers three classes of shares, Class A, Class C and Class I. Class A shares are subject to a 5.75% front-end sales charge. Class C shares have no sales charge, but are subject to a 1.00% contingent deferred sales charge. Class C shares do not convert to Class A shares of the Fund. Class I shares have no sales charge.

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Funds currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, a Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  Each Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statements of Assets and Liablities. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Each Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statements of Operations. A Fund’s obligation to replace a borrowed security will be secured by collateral deposited with the broker-dealer. Each Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. None of the Funds held any securities sold short for the period ended May 31, 2014.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from each of the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Funds record investment income on the ex-date of the distributions. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Each Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statements of Operations. For the period ended May 31, 2014, Premier, Renaissance Advantage, and Royalty Energy estimate approximately 100% of the distributions received from MLPs to be from return of capital.

Expenses are recorded on an accrual basis. Royalty Energy and Renaissance Advantage capitalized initial offering costs incurred in connection with the formation of each Fund. These costs consisted of legal fees pertaining to preparing each Fund’s initial registration statement, printing costs, and SEC and state registration fees. The initial capitalized offering costs are amortized over a 12 month period from the commencement of operations. For the period from December 1, 2013 through May 31, 2014, $9,112 has been amortized and included in custodian fees and other expenses in Renaissance Advantage’s Statement of Operations. As of May 31, 2014, Renaissance Advantage had no remaining balance of unamortized offering costs.

D.  Distributions to Shareholders

Distributions to common shareholders were recorded on each ex-dividend date. The character of distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2014, Premier’s distributions were expected to be comprised of 95% return of capital and 5% ordinary income. For the period ended May 31, 2014, Royalty Energy’s distributions were expected to be comprised of 95% return of capital and 5% ordinary income. For the period ended May 31, 2014, Renaissance Advantage’s distributions were expected to be comprised of 100% return of capital. For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, Renaissance Advantage may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The tax character of distributions paid for each Fund for the period ended May 31, 2014 will be determined in early 2015.

E.  Federal Income Taxation

Premier and Royalty Energy, taxed as corporations, are obligated to pay federal and state income tax on their taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. Premier and Royalty Energy may each be subject to a 20% federal alternative minimum tax on their respective federal alternative minimum taxable income to the extent that their respective alternative minimum tax exceeds their respective regular federal income tax.

Premier invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, Premier reports its allocable share of each MLP’s taxable income in computing its own taxable income.

Royalty Energy invests its assets primarily in Energy Trusts and MLPs. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, Royalty Energy will have less after-tax cash available for distribution to shareholders. Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors. MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Royalty Energy reports its allocable share of each MLP’s taxable income in computing its own taxable income.

Premier and Royalty Energy’s respective tax expense or benefit is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize in the financial statements the impact of a tax position, if that position is more- likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

Renaissance Advantage intends to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, Renaissance Advantage must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, Renaissance Advantage will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). Renaissance Advantage intends to distribute at least annually substantially all of such income and gain. If Renaissance Advantage retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Renaissance Advantage fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

F.  Cash and Cash Equivalents

The Funds consider all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

Premier and Royalty Energy make distributions from investments and Renaissance Advantage intends to make distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statements of Changes in Net Assets.

H.  Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.    Concentrations of Risk

Premier’s investment objective is to seek to produce current income and capital appreciation. Premier seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes (collectively, “Managed Assets”), in MLP investments.

Renaissance Advantage’s investment objective is to seek a high total return with an emphasis on current income. Renaissance Advantage will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Adviser expects to benefit from growing energy production and lower feedstock costs relative to global costs, and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry.

Royalty Energy’s investment objective is to seek a high total return with an emphasis on current income. Royalty Energy will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets, plus any borrowings for investment purposes in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage.

4.    Agreements and Related Party Transactions

Each Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Under the terms of each Agreement, each Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate of 1.10% for Premier, 1.35% for Royalty Energy and 1.25% for Renaissance Advantage of the average daily value of the respective Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the respective Fund.

The Adviser has agreed to waive a portion of its management fee and reimburse the Funds’ expenses, as applicable, until at least April 1, 2015, such that fund operating expenses (exclusive of any front-end load, contingent deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.40% for each of Premier’s Class A Shares, Class C Shares and Class I Shares, 1.75% for each of Renaissance Advantage’s Class A Shares, Class C Shares and Class I Shares, 1.75% for each of Royalty Energy’s Class A Shares, Class C Shares and Class I Shares, and subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits. Such waiver and reimbursement may not be terminated without the consent of the Board of Trustees prior to April 1, 2015 and may be modified or terminated by the Adviser at any time after April 1, 2015. The Adviser’s earned and waived or recouped fees for the period ended May 31, 2014 as follows:

	Advisory Fees Earned	Advisory Fees Recouped/ (Waived)
Premier	$8,083,520	$584,907
Renaissance Advantage	289,922	(21,238)
Royalty Energy	500,462	(103,346)

Waived fees and reimbursed Fund expenses, including prior period expenses, are subject to potential recovery by year of expiration. The Adviser’s waived fees and each Fund’s reimbursed expenses that are subject to potential recovery are as follows:

Premier
Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Year of Expiration
November 30, 2011	$660,867	$660,867	$—	2014
November 30, 2012	278,283	85,096	193,187	2015
November 30, 2013	132,405	—	132,405	2016
November 30, 2014	—	—	—	2017

Renaissance Advantage
Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Year of Expiration
November 30, 2013	$162,511	$—	$162,511	2016
November 30, 2014	21,238	—	183,749	2017

Royalty Energy
Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Year of Expiration
November 30, 2012	$307,192	$—	$307,192	2015
November 30, 2013	365,958	—	365,958	2016
November 30, 2014	103,346	—	103,346	2017

The Funds have not recorded a liability for potential recoupment of the full amount waived or reimbursed by the Adviser on May 31, 2014, due to the current assessment that a recoupment of the full amount is unlikely.

The Funds have engaged U.S. Bancorp Fund Services, LLC to serve as their administrator. Premier and Royalty Energy each pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $300,000,000 of the respective Fund’s average daily net assets, 0.07% on the next $500,000,000 of average daily net assets and 0.04% on the balance of the respective Fund’s average daily net assets, with a minimum annual fee of $40,000. Renaissance Advantage each pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $500,000,000 of its average daily net assets, 0.06% on the next $500,000,000 of average daily net assets and 0.04% on the balance of its average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC also serves as the each Fund’s transfer agent and dividend paying agent.

U.S. Bank, N.A. serves as the custodian for each of the Funds. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the respective Fund’s average daily market value, with a minimum annual fee of $4,800.

The Funds have adopted a distribution plan (the “Distribution Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Funds also adopted a service plan (the “Service Plan”) with respect to its Class A Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the “Plans.” Pursuant to the Plans each share class of the Funds other than the Class I Shares may pay to the Distributor, the Adviser and others a fee in the amount of up to: (i) 0.25% per annum of the average daily net asset value of Class A Shares of the Funds; and (ii) 1.00% per annum (of which 0.25% is a service fee) of the average daily net asset value of Class C Shares of the Funds.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Premier and Royalty Energy deferred tax assets and liabilities as of May 31, 2014 are as follows:

Premier
Deferred tax assets:
Net operating loss carryforward	$40,017,641
Capital loss carryforward	9,710,360

Total deferred tax assets	49,728,001
Less deferred tax liabilities:
Net unrealized appreciation on investments in securities	223,046,089

Net deferred tax liability	$173,318,088

Royalty Energy
Deferred tax assets:
Net operating loss carryforward	$551,660
Capital loss carryforward	(4,487)

Total deferred tax assets	547,173
Less deferred tax liabilities:
Net unrealized depreciation on investments in securities	3,731,264

Net deferred tax liability	$3,184,091

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. Premier and Royalty Energy have the following net operating loss and capital loss amounts:

Premier

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2010	$3,330	November 30, 2030
November 30, 2011	541,249	November 30, 2031
November 30, 2012	9,226,669	November 30, 2032
November 30, 2013	22,886,234	November 30, 2033
November 30, 2014	73,221,837	November 30, 2034

Total	$105,879,319

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$26,109,437	November 30, 2017

Royalty Energy

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2014	$1,494,707	November 30, 2034

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for five years and, accordingly, would begin to expire as of November 30, 2017. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2014, as follows:

	Premier	Royalty Energy
Income tax provision (benefit) at the federal statutory rate of 35%	$85,803,832	$3,032,774
State income tax (benefit), net of federal benefit	5,371,318	165,290
Permanent differences, net	(907,550)	—
Foreign taxes withheld	—	(44,366)
Provision to return	2,720,821	6,468
Tax expense (benefit) due to change in effective state rates	(4,253,511)	(986)

Total tax expense (benefit)	$88,734,910	$3,159,180

At May 31, 2014, the tax cost basis of investments, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Premier	Royalty Energy
Tax cost of investments	$1,279,957,580	$93,459,271

Gross unrealized appreciation	$612,428,020	$10,490,698
Gross unrealized depreciation	(282)	(152,901)

Net unrealized appreciation (depreciation)	$612,427,738	$10,337,797

It is Renaissance Advantage’s intention to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $14,511 to accumulated net investment loss, $(7,658) to accumulated net realized gain and $(6,853) to additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2013:

Cost of investments	$24,415,573

Gross unrealized appreciation	$1,593,987
Gross unrealized depreciation	(275,170)

Net unrealized appreciation	1,318,817
Other accumulated losses	(6,506)

Total accumulated earnings	$1,312,311

Each of the Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception of each Fund remain subject to examination by the tax authorities in the United States. Due to the nature of the Funds’ investments, each Fund may be required to file income tax returns in several states. The Funds are not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of each Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

Premier
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$278,009,287	$278,009,287	$—	$—
Master Limited Partnerships and Related Companies(a)	1,562,668,229	1,562,668,229	—	—
Preferred Stock(a)	18,454,647	18,454,647	—	—

Total Equity Securities	1,859,132,163	1,859,132,163	—	—

Other
Short-Term Investments	33,253,158	33,253,158	—	—

Total Other	33,253,158	33,253,158	—	—

Total	$1,892,385,321	$1,892,385,321	$—	$—

Renaissance Advantage
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$61,405,314	$61,405,314	$—	$—
Master Limited Partnerships and Related Companies(a)	6,132,846	6,132,846	—	—

Total Equity Securities	67,538,160	67,538,160	—	—

Other
Short-Term Investments	1,401,661	1,401,661	—	—

Total Other	1,401,661	1,401,661	—	—

Total	$68,939,821	$68,939,821	$—	$—

Royalty Energy
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$16,150,734	$16,150,734	$—	$—
Master Limited Partnerships and Related Companies(a)	76,571,133	76,571,133	—	—
Royalty Trusts(a)	2,754,467	2,754,467	—	—

Total Equity Securities	95,476,334	95,476,334	—	—

Other
Short-Term Investments	8,320,734	8,320,734	—	—

Total Other	8,320,734	8,320,734	—	—

Total	$103,797,068	$103,797,068	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments for each Fund. The Funds did not hold Level 3 investments at any time during the period ended May 31, 2014.

Transfers into and out of each level are measured at fair value at the end of the period. There were no transfers between any levels during the period ended May 31, 2014.

7.    Investment Transactions

For the period ended May 31, 2014, the Funds purchased (at cost) and sold securities (proceeds) in the amounts listed below (excluding short-term securities):

	Purchases	Sales
Premier	$413,736,876	$94,564,173
Renaissance Advantage	55,942,739	15,043,245
Royalty Energy	45,024,577	12,850,609

8.    Common Stock

Transactions of shares of the Funds were as follows:

Premier
	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013
Class A Shares	Amount	Shares	Amount	Shares
Sold	$118,243,233	5,386,666	$246,225,433	11,952,231
Dividends Reinvested	12,593,794	577,854	17,705,745	860,037
Redeemed (net of redemption fees of $7,349 and $20,811, respectively)	(54,780,094)	(2,494,809)	(116,617,817)	(5,704,382)

Net Increase	$76,056,933	3,469,711	$147,313,361	7,107,886

Class C Shares
Sold	$168,163,085	7,872,799	$305,638,465	15,150,103
Dividends Reinvested	17,630,243	833,186	17,709,279	879,092
Redeemed (net of redemption fees of $2,251 and $10,872, respectively)	(36,481,030)	(1,711,021)	(37,493,626)	(1,861,074)

Net Increase	$149,312,298	6,994,964	$285,854,118	14,168,121

Class I Shares
Sold	$141,014,969	6,359,152	$175,516,451	8,438,876
Dividends Reinvested	7,749,555	351,933	6,621,365	319,125
Redeemed (net of redemption fees of $5,561 and $120,870, respectively)	(37,104,221)	(1,672,269)	(66,007,600)	(3,192,290)

Net Increase	$111,660,303	5,038,816	$116,130,216	5,565,711

Renaissance Advantage
	Period From December 1, 2013 through May 31, 2014		Period From April 2, 2013(1) through November 30, 2013
Class A Shares	Amount	Shares	Amount	Shares
Sold	$7,806,523	324,291	$6,480,526	304,043
Dividends Reinvested	60,628	2,525	8,256	370
Redeemed (net of redemption fees of $0 and $212, respectively)	(1,168,582)	(47,500)	(27,308)	(1,259)

Net Increase	$6,698,569	279,316	$6,461,474	303,154

Class C Shares
Sold	$7,164,161	299,263	$2,193,696	102,391
Dividends Reinvested	63,798	2,666	11,886	532
Redeemed (net of redemption fees of $1,093 and $0, respectively)	(202,437)	(8,663)	(58,997)	(2,611)

Net Increase	$7,025,522	293,266	$2,146,585	100,312

	Period From December 1, 2013 through May 31, 2014		Period From April 2, 2013(1) through November 30, 2013
Class I Shares	Amount	Shares	Amount	Shares
Sold	$31,258,247	1,306,235	$16,204,915	744,767
Dividends Reinvested	217,298	9,016	14,559	652
Redeemed (net of redemption fees of $2,653 and $861, respectively)	(7,646,603)	(315,664)	(107,407)	(4,866)

Net Increase	$23,828,942	999,587	$16,112,067	740,553

Royalty Energy
	Period From December 1, 2013 through May 31, 2014		Year Ended November 30, 2013
Class A Shares	Amount	Shares	Amount	Shares
Sold	$25,218,435	1,363,156	$53,563,024	2,858,554
Dividends Reinvested	2,300,604	125,263	1,382,405	74,461
Redeemed (net of redemption fees of $788 and $1,019, respectively)	(5,396,003)	(292,853)	(3,238,482)	(174,894)

Net Increase	$22,123,036	1,195,566	$51,706,947	2,758,121

Class C Shares
Sold	$10,123,391	555,529	$8,531,695	456,759
Dividends Reinvested (net of redemption fees of $41 and $0, respectively)	295,990	16,332	111,264	6,044
Redeemed	(802,941)	(44,166)	(344,089)	(18,867)

Net Increase	$9,616,440	527,695	$8,298,870	443,936

Class I Shares
Sold	$2,203,417	118,615	$2,155,952	113,127
Dividends Reinvested	77,675	4,209	69,405	3,703
Redeemed (net of redemption fees of $0 and $80, respectively)	(350,483)	(18,881)	(564,299)	(29,703)

Net Increase	$1,930,609	103,943	$1,661,058	87,127

(1)	Commencement of operations.

9.    Subsequent Events

Premier declared a distribution of $0.335 per share payable on July 28, 2014 to shareholders of record on July 24, 2014.

Renaissance Advantage declared a distribution of $0.14 per share payable on July 28, 2014 to shareholders of record on July 24, 2014.

Royalty Energy declared a distribution of $0.40 per share payable on July 28, 2014 to shareholders of record on July 24, 2014.

The shareholders of Cushing® Funds Trust (the “Trust”), at a special meeting held on July 1, 2014, approved an Agreement and Plan of Reorganization (each, a “Plan of Reorganization”) for each series of the Trust, Cushing® MLP Premier Fund, Cushing® Renaissance Advantage Fund and Cushing® Royalty Energy Income Fund (each, a “Fund”).

Each Plan of Reorganization provides for the reorganization (each, a “Reorganization”) of each Fund into a corresponding newly created series (each, a “New Fund”) of MainStay Funds Trust, an open-end registered investment management company, as follows:

Fund	New Fund
Cushing® MLP Premier Fund	MainStay Cushing® MLP Premier Fund
Cushing® Renaissance Advantage Fund	MainStay Cushing® Renaissance Advantage Fund
Cushing® Royalty Energy Income Fund	MainStay Cushing® Royalty Energy Income Fund

New York Life Investment Management LLC will serve as investment adviser to the New Funds and Cushing® Asset Management, LP will provide day-to-day portfolio management services to the New Funds as a subadvisor, under the oversight of New York Life Investment Management, LLC.

Each Reorganization occurred on July 11, 2014. Pursuant to the terms and conditions of each Fund’s Plan of Reorganization, shareholders of each Fund received Class A Shares, Class C Shares and Class I Shares, as applicable, of the corresponding New Fund having the same aggregate net asset value as the Class A Shares, Class C Shares and Class I Shares, as applicable, of the Fund they held on the date of the Reorganization. The Reorganization did not affect the value of a shareholder’s account in the Fund at the time of the Reorganization. The Reorganization was treated as a tax-free reorganization for U.S. federal income tax purposes.

Change in Independent Registered Public Accounting Firm (Unaudited)

MainStay Cushing® MLP Premier Fund, MainStay Cushing® Renaissance Advantage Fund and MainStay Cushing® Royalty Energy Income Fund engaged KPMG LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2014. KPMG LLP replaces Ernst & Young, LLP (“EY”), the Predecessor Funds’ previous independent registered public accounting firm, who was dismissed upon completion of the tax-free reorganization. The engagement of KPMG LLP as accountants of the Funds was approved by the Audit Committee of the Board of Trustees of the MainStay Funds on April 3, 2014. During the periods that EY served as the Predecessor Funds’ independent registered public accounting firm and through January 29, 2014, EY’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Predecessor Funds and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Cushing® Funds Trust

Additional Information (Unaudited)

May 31, 2014

Investment Policies and Parameters

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Funds under the amended rule, the Funds limit their transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of each Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of each Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Funds and the Adviser do not believe that complying with the amended rule will limit the Funds’ ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation

The Funds do not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2014, the aggregate compensation paid to the independent trustees was $116,958 by Premier, $9,000 by Royalty Energy, and $6,750 by Renaissance Advantage. The Funds did not pay any special compensation to any of its trustees or officers. The Funds continuously monitor standard industry practices and this policy is subject to change. Each of the Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Funds toll-free at (800) 624-6782, on the Funds’ website at www.cushingfunds.com, and on the SEC’s website at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Funds’ historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Funds’ filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Funds undertake no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Funds’ investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities owned by each of the Funds and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders (i) without charge, upon request by calling the Fund toll-free at 1-800-624-6782 and on the Funds’ website at www.cushingfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Funds’ Form N-Qs and statements of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Funds’ Form N-Qs at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy

In order to conduct its business, the Funds collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of each of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other shareholders or the Funds’ former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-624-6782 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Tax Information

Renaissance Advantage designates 100% of its ordinary income distribution for the year ended November 30, 2013 as qualified dividend income and 0% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Cushing MLP Premier Fund

Board Approval of Investment Management Agreement

May 31, 2014

On May 21, 2014, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing® Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other open-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. The Board of Trustees also considered information received in connection with the consideration and approval of the reorganization of the Fund into a newly-created fund to be advised by New York Life Investment Management LLC and sub-advised by the Adviser, subject to approval by Fund shareholders. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor open-end funds designated by the Adviser that manage publicly traded portfolios investing primarily in MLPs; and (b) other accounts or vehicles managed by the Adviser. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees further determined that the annual advisory fee for the Fund was within a reasonable range of the median within the peer group, and the gross expense ratio and net expense ratio of the Fund were the lowest within the peer group and nearly the lowest within the peer group, respectively. Furthermore, the proposed fee structure for the Fund was competitive with fee structures applicable to other similar products managed by the Adviser.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund against its peer group. The Board of Trustees noted that the Fund had outperformed one of its peer funds during the last twelve months of the analysis period, but slightly underperformed its peer group for the three year period.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits.” The Board of Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing Royalty Energy Income Fund

Board Approval of Investment Management Agreement

May 31, 2014

On May 21, 2014, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing® Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other open-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. The Board of Trustees also considered information received in connection with the consideration and approval of the reorganization of the Fund into a newly-created fund to be advised by New York Life Investment Management LLC and sub-advised by the Adviser, subject to approval by Fund shareholders. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor open-end funds designated by the Adviser that manage publicly traded portfolios investing primarily in the energy sector; and (b) other accounts or vehicles managed by the Adviser. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees further determined that the annual advisory fee and net expense ratio for the Fund were the highest within the peer group, but the Board of Trustees took into account the broader investment strategy of the Fund and the lack of any directly comparable fund in the peer group. Furthermore, the proposed fee structure for the Fund was competitive with fee structures applicable to other similar products managed by the Adviser.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund against its benchmark index. The Board of Trustees noted that the Fund, which have does not have a direct peer group in the Adviser’s view, slightly underperformed its benchmark index for the one year period.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits.” The Board of Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® MLP Premier Fund

The Cushing® Renaissance Advantage Fund

The Cushing® Royalty Energy Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Elizabeth F. Toudouze

Executive Vice President

J. Parker Roy

Vice President

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

CUSHING®
ASSET MANAGEMENT
A SUBSIDIARY OF SWANK CAPITAL

Cushing® Asset Management, LP
8117 Preston Road, Suite 440
Dallas, TX 75225
800.624.6782
www.cushingfunds.com
www.swankcapital.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing Funds Trust

By (Signature and Title)	/s/ Daniel Spears
Daniel L. Spears, President

Date	August 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel Spears
Daniel L. Spears, President

Date	August 8, 2014

By (Signature and Title)	/s/ John Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 8, 2014

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